     UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

     FORM N-CSR

     CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

     Investment Company Act file number: 811-02319
______________________________________________

     Fort Dearborn Income Securities, Inc.
______________________________________________________________________________
      (Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
51 West 52nd Street
New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Bruce G. Leto, Esq.
Stradley Ronon Stevens & Young LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-882 5000

     Date of fiscal year end: September 30,

     Date of reporting period: September 30, 2007

Item 1. Reports to Stockholders.

Fort Dearborn Income Securities, Inc.
Annual Report
September 30, 2007

Fort Dearborn Income Securities, Inc.

November 15, 2007

Dear Shareholder,
We are pleased to present you with the annual report for Fort Dearborn Income Securities, Inc. (the “Fund”) for the 12 months ended September 30, 2007.

Performance
For the 12 months ended September 30, 2007, the Fund returned 4.40% on a net asset value basis, and 4.31% on a market price basis. Over the same period, the median returns for the Fund’s Lipper Corporate Debt Funds BBB-Rated peer group were 4.43% on a net asset value basis, and 2.63% on a market price basis, while the Fund’s benchmark, the Investment Grade Bond Index (the “Index”), returned 3.76%. (For more performance information, please refer to “Performance at a glance” on page 6.)

During the period, neither the Fund, its Lipper peer group, nor the Index used leverage. (Leverage magnifies returns on both the upside and on the downside, creating a wider range of returns.)

The Fund traded at a discount to its net asset value (“NAV”) per share during the fiscal year. A fund trades at a discount when the market price at which its shares trade is less than its NAV. Alternately, a fund trades at a premium when the market price at which its shares trade is more than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.
Fort Dearborn Income Securities, Inc.

Investment goal:
Current income consistent with external interest rate conditions and total return

Portfolio Manager:
Thomas D. Clarkson UBS Global Asset Management (Americas) Inc.

Commencement:
December 19, 1972

NYSE symbol:
FDI

Dividend payments:
Quarterly

An interview with Portfolio Manager Thomas D. Clarkson
Q.	How would you describe the economic environment during the reporting period?
A.	US economic growth was mixed during the fiscal year. After expanding 2.4% in the second quarter of 2006, gross domestic product (GDP) grew 1.1% and 2.1% in the third and fourth quarters of 2006,

Fort Dearborn Income Securities, Inc.

respectively. (GDP represents the market value of all final goods and services produced within a country in a given period of time.) The economy then weakened during the first quarter of 2007, with GDP growing a modest 0.6%. This was the slowest growth rate in the US since the fourth quarter of 2002. A variety of factors caused the economy to take a step backward, including the cooling of the housing market and relatively tepid business spending.

The economy picked up steam in the second quarter of 2007, boosted by improving manufacturing activity and strong exports. During this period, the final estimate for GDP growth was a solid 3.8%. Despite this increase, the outlook for growth for the remainder of the year is less robust. The combination of financial market volatility, ongoing troubles in the housing market, and issues related to subprime mortgage lending—the practice of making loans to borrowers who do not qualify for the best market interest rates because of their deficient credit history—is likely to impact both consumer and business spending.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment and the issues in the subprime mortgage market?
A.	Fed Chairman Ben Bernanke initially indicated that the issues related to the subprime mortgage market would probably not impact the overall economy. During Mr. Bernanke’s remarks to Congress in late March 2007, he stated that subprime defaults were “likely to be contained.” However, as the problems and fallout from subprime mortgages escalated, the Fed became more concerned about these issues. On July 18, the Chairman told Congress that “rising delinquencies and foreclosures are creating personal, economic and social distress for many homeowners and communities—problems that likely will get worse before they get better.”

As credit concerns mounted, the Fed provided greater amounts of liquidity to the market in order to facilitate normal market operations. In mid-August, the Fed lowered the discount rate—the rate the Fed uses for loans it makes directly to banks—from 6.25% to 5.75%. The Fed continued to take action in mid-September as it reduced the federal funds rate from 5.25% to 4.75%. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) This was the first reduction in the federal funds rate since June 2003.

In its statement accompanying the September meeting, the Fed stated, “Economic growth was moderate during the first half of the year, but the

Fort Dearborn Income Securities, Inc.

tightening of credit conditions has the potential to intensify the housing correction and to restrain economic growth more generally. Today’s action is intended to help forestall some of the adverse effects on the broader economy that might otherwise arise from the disruptions in financial markets and to promote moderate growth over time.” In late October 2007, following the end of the reporting period, the Fed reduced the fed funds rate by another 25 basis points, citing many of the same reasons as were given for the September cut. The October move lowered the rate to 4.50%.

Q.	How did the overall bond market perform in this environment?
A.	The bond market experienced periods of extreme volatility during the reporting period. After trading in a fairly narrow range early in the period, yields on Treasury bonds moved higher mid-period on signs of economic strength and inflationary pressures. As the period progressed, issues related to the subprime mortgage market triggered a significant flight to quality as investors flocked to the safety of Treasuries. This caused both short- and long-term Treasury yields to fall and their prices to rise.

Overall, during the period, two-year Treasury yields fell from 4.71% to 3.97%, while 10-year Treasury yields moved from 4.63% down to 4.59%.

Q.	How did you manage the Fund’s duration during the reporting period?
A.	During the first half of the reporting period, we maintained a defensive duration position, keeping the Fund’s duration shorter than that of the benchmark. (Duration measures a fund’s sensitivity to interest rate changes, and is related to the maturity of the bonds comprising the portfolio.) When market sentiment and pricing moved toward our fair value estimates in June 2007, we extended the Fund’s duration, bringing it to a neutral position versus the benchmark. We maintained this duration stance for the rest of the reporting period, in the face of economic uncertainty and the subsequent flight to quality that began in July 2007. Overall, our duration positioning during the reporting period added value.

Q.	How did you position the Fund during the reporting period?
A.	During the first half of the reporting period, we maintained an underweight to corporate bonds. We believed that the sector was overvalued compared to Treasury bonds. Corporate bond spreads—the difference between the yield paid on US Treasury bonds and higher risk securities—were at historic narrows, and we believed that corporate

Fort Dearborn Income Securities, Inc.

bonds did not offer appropriate compensation for the risk they entailed. This positioning detracted from performance when corporate bonds outperformed Treasuries during the first six months of the period. However, strong issue selection within the corporate bond sector minimized the negative effect of our underweight position to the sector as a whole.

Elsewhere, we held an allocation to Treasury Inflation Protected Securities (“TIPS”). TIPS, special types of Treasury notes or bonds which offer protection from inflation, benefited Fund performance slightly. While we did not find TIPS undervalued in absolute terms, we believed that they remained attractive relative to nominal Treasury bonds. (Nominal Treasury bonds earn a fixed nominal rate of interest on a fixed amount of principal; in contrast, the principal and coupon payment of TIPS is adjusted for inflation.) We also held an overweight to asset-backed securities, which detracted slightly from performance over the period.

In the second half of the period, we found opportunities in asset-backed securities and high yield securities. We found them to be more attractively valued than corporate bonds and Treasuries on a relative basis. During this time, we sold our position in TIPS in favor of nominal Treasury notes, as TIPS began to approach what we believed to be fair value. We maintained our underweight to corporate bonds through the second half of the reporting period. Although corporate fundamentals remained positive, we continued to find corporate bonds expensive. Our positions during the second half of the period contributed positively to performance.

Q.	What is your outlook for the economy and the fixed income market?
A.	While our fundamental analysis points to pockets of vulnerability in the US economy, we do not believe that they are likely to trigger a widespread global economic slowdown. We will continue to monitor the factors likely to play a role in the Fed’s future decisions on interest rates, including inflation and the overall strength of the economy.

Fort Dearborn Income Securities, Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding the Fund, please contact your Financial Advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
Fort Dearborn Income Securities, Inc.
Head of the Americas
UBS Global Asset Management (Americas) Inc.

Thomas D. Clarkson, CFA
Portfolio Manager
Fort Dearborn Income Securities, Inc.
Head of US Long Duration Fixed Income
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended September 30, 2007. The views and opinions in the letter were current as of November 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Fort Dearborn Income Securities, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 09/30/07

Net asset value returns	1 year	5 years	10 years

Fort Dearborn Income Securities, Inc.	4.40%	5.54%	6.26%

Lipper Corporate Debt Funds BBB-Rated median	4.43	6.37	5.80

Market price returns

Fort Dearborn Income Securities, Inc.	4.31%	4.33%	6.21%

Lipper Corporate Debt Funds BBB-Rated median	2.63	5.93	6.28

Index returns

Investment Grade Bond Index(1)	3.76%	5.54%	6.67%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

(1)	Index composition, 12/31/81 - present: 5% Lehman Brothers US Agency Index (7+ years); 75% Lehman Brothers US Credit Index (7+ years); 10% Lehman Brothers US Mortgage Fixed Rate MBS Index (all maturities); 10% Lehman Brothers US Treasury Index (7+ years).

Share price, dividend and yields as of 9/30/07

Market price	$13.86

Net asset value (per share applicable to common shareholders)	$15.68

12-Month net investment income dividend (ended 9/30/07)	$0.800

September 2007 dividend	$0.200

Market yield(1)	5.77%

NAV yield(1)	5.10%

(1)	Market yield is calculated by multiplying the September 2007 dividend by 4 and dividing by the month-end market price. NAV yield is calculated by multiplying the September 2007 dividend by 4 and dividing by the month-end net asset value. Prices and yields will vary.

Fort Dearborn Income Securities, Inc.

Industry diversification As a percentage of net assets As of September 30, 2007 (unaudited)

Bonds
US bonds
US corporate bonds
Aerospace & defense	0.33%
Automobiles	0.76
Beverages	0.30
Capital markets	5.13
Chemicals	0.62
Commercial banks	4.55
Commercial services & supplies	0.21
Construction materials	0.49
Consumer finance	8.77
Diversified financial services	6.82
Diversified telecommunication services	4.19
Electric utilities	0.79
Energy equipment & services	0.22
Food & staples retailing	2.44
Gas utilities	0.25
Health care providers & services	0.47
Household durables	0.75
Insurance	0.45
Media	2.97
Multi-utilities	2.82
Multiline retail	0.24
Oil, gas & consumable fuels	2.33
Paper & forest products	0.48
Pharmaceuticals	3.28
Real estate investment trusts (REITs)	0.57
Road & rail	1.85
Thrifts & mortgage finance	1.95
Wireless telecommunication services	0.87

Total US corporate bonds	54.90

Asset-backed securities	3.18
Mortgage & agency debt securities	9.58
Municipal bonds	3.64
US government obligations	20.38

Total US bonds	91.68

International bonds
International corporate bonds
Beverages	0.48
Commercial banks	1.20
Diversified financial services	1.65
Diversified telecommunication services	0.74
Energy equipment & services	0.50

Fort Dearborn Income Securities, Inc.

Industry diversification As a percentage of net assets As of September 30, 2007 (unaudited)

International corporate bonds (concluded)
Oil, gas & consumable fuels	0.25%
Pharmaceuticals	0.56
Road & rail	0.68

Total international corporate bonds	6.06
Sovereign/supranational bond	0.35

Total international bonds	6.41

Total bonds	98.09
Short-term investments	1.01

Total investments	99.10
Cash and other assets, less liabilities	0.90

Net assets	100.00%

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2007

	Face
	amount	Value

Bonds—98.09%

US bonds—91.68%

US corporate bonds—54.90%
Allergan, Inc.,
5.750%, due 04/01/16	$2,370,000	$2,341,840

Anheuser-Busch Cos. Inc.,
6.450%, due 09/01/37	400,000	415,723

AT&T Corp.,
8.000%, due 11/15/31	860,000	1,046,368

AT&T, Inc.,
6.450%, due 06/15/34	995,000	1,009,139

Bank of America Corp.,
5.420%, due 03/15/17	1,900,000	1,847,341

Bank One Corp.,
7.875%, due 08/01/10	815,000	871,988

Bear Stearns Cos. Inc.,
5.550%, due 01/22/17	740,000	698,536

BellSouth Corp.,
6.550%, due 06/15/34	1,015,000	1,035,813

Bristol-Myers Squibb Co.,
5.875%, due 11/15/36	850,000	810,708

Burlington Northern Santa Fe Corp.,
7.082%, due 05/13/29	840,000	906,490

Capital One Financial Corp.,
5.500%, due 06/01/15	1,405,000	1,338,646

6.750%, due 09/15/17	1,370,000	1,402,792

Citigroup, Inc.,
5.000%, due 09/15/14	1,882,000	1,814,094

5.625%, due 08/27/12	815,000	824,549

Comcast Corp.,
6.950%, due 08/15/37	1,025,000	1,075,850

7.050%, due 03/15/33	1,300,000	1,370,265

Countrywide Financial Corp.,
5.440%, due 10/31/07(1)	255,000	253,121

Countrywide Home Loans, Inc.,
4.250%, due 12/19/07	115,000	113,669

Credit Suisse First Boston USA, Inc.,
6.500%, due 01/15/12	790,000	825,616

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2007

	Face
	amount	Value

Bonds—(continued)

US bonds—(continued)

US corporate bonds—(continued)
CRH America, Inc.,
6.000%, due 09/30/16	$700,000	$680,145

CVS Caremark Corp.,
6.250%, due 06/01/27	1,050,000	1,017,578

Daimler Finance N.A. LLC,
8.500%, due 01/18/31	845,000	1,047,443

Devon Financing Corp. ULC,
7.875%, due 09/30/31	865,000	1,021,564

Dominion Resources, Inc.,
Series B, 5.950%, due 06/15/35	495,000	463,909

DTE Energy Co.,
6.350%, due 06/01/16	705,000	726,252

Erac USA Finance Co.,
8.000%, due 01/15/11(2)	1,065,000	1,148,234

Exelon Generation Co. LLC,
5.350%, due 01/15/14	1,015,000	986,515

Florida Power Corp.,
6.350%, due 09/15/37	215,000	219,120

Ford Motor Credit Co. LLC,
5.800%, due 01/12/09	6,090,000	5,882,112

Fortune Brands, Inc.,
5.375%, due 01/15/16	1,090,000	1,033,668

General Electric Capital Corp.,
5.625%, due 09/15/17	695,000	694,810

6.000%, due 06/15/12	1,730,000	1,783,881

GMAC LLC,
6.875%, due 09/15/11	2,340,000	2,226,894

Goldman Sachs Group, Inc.,
6.125%, due 02/15/33	440,000	431,152

6.875%, due 01/15/11	1,685,000	1,763,545

HSBC Bank USA N.A.,
5.625%, due 08/15/35	855,000	771,327

HSBC Finance Corp.,
6.750%, due 05/15/11	1,165,000	1,215,057

ICI Wilmington, Inc.,
5.625%, due 12/01/13	850,000	851,563

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2007

	Face
	amount	Value

Bonds—(continued)

US bonds—(continued)

US corporate bonds—(continued)
JP Morgan Chase Capital XXV,
6.800%, due 10/01/37	$540,000	$540,822

JPMorgan Chase & Co.,
6.750%, due 02/01/11	955,000	1,003,340

Kinder Morgan Energy Partners LP,
5.125%, due 11/15/14	580,000	551,630

5.800%, due 03/15/35	805,000	710,892

7.400%, due 03/15/31	265,000	283,819

Kroger Co.,
7.500%, due 04/01/31	650,000	716,038

Lehman Brothers Holdings, Inc.,
5.500%, due 04/04/16	400,000	377,240

6.500%, due 07/19/17	700,000	709,406

MBNA Corp.,
7.500%, due 03/15/12	550,000	595,733

Merck & Co. Inc.,
6.400%, due 03/01/28	520,000	533,056

Merrill Lynch & Co. Inc.,
5.700%, due 05/02/17	400,000	388,894

MidAmerican Energy Holdings Co.,
5.950%, due 05/15/37	900,000	850,076

Morgan Stanley,
6.750%, due 04/15/11	1,675,000	1,750,593

7.250%, due 04/01/32	355,000	391,609

National City Bank,
4.625%, due 05/01/13	360,000	345,151

New Cingular Wireless Services, Inc.,
8.750%, due 03/01/31	945,000	1,196,415

News America, Inc.,
6.200%, due 12/15/34	695,000	654,340

Northrop Grumman Corp.,
7.125%, due 02/15/11	425,000	451,251

Pacific Gas & Electric Co.,
6.050%, due 03/01/34	540,000	530,329

Pitney Bowes, Inc.,
4.625%, due 10/01/12	300,000	293,520

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2007

	Face
	amount	Value

Bonds—(continued)

US bonds—(continued)

US corporate bonds—(continued)
PPL Energy Supply LLC,
6.000%, due 12/15/36	$370,000	$332,260

Progressive Corp.,
6.250%, due 12/01/32	275,000	266,839

Prologis,
5.625%, due 11/15/15	825,000	790,689

PSEG Power LLC,
8.625%, due 04/15/31	695,000	858,265

Residential Capital LLC,
7.875%, due 06/30/15	660,000	532,950

Safeway, Inc.,
7.250%, due 02/01/31	645,000	691,258

Simon Property Group LP,
5.375%, due 06/01/11	300,000	299,156

Spectra Energy Capital LLC,
5.668%, due 08/15/14	345,000	337,329

Sprint Capital Corp.,
8.750%, due 03/15/32	1,330,000	1,525,163

Target Corp.,
7.000%, due 07/15/31	305,000	323,837

Teva Pharmaceutical Finance LLC,
5.550%, due 02/01/16	845,000	820,874

Time Warner, Inc.,
7.625%, due 04/15/31	910,000	989,793

Travelers Property Casualty Corp.,
6.375%, due 03/15/33	350,000	347,822

Union Pacific Corp.,
6.650%, due 01/15/11	470,000	484,784

U.S. Bank N.A.,
6.375%, due 08/01/11	500,000	520,749

Valero Energy Corp.,
7.500%, due 04/15/32	585,000	641,712

Verizon New York, Inc.,
Series B, 7.375%, due 04/01/32	1,085,000	1,155,129

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2007

	Face
	amount	Value

Bonds—(continued)

US bonds—(continued)

US corporate bonds—(concluded)
Wachovia Bank N.A.,
5.850%, due 02/01/37	$700,000	$668,823

7.800%, due 08/18/10	1,620,000	1,735,559

Wal-Mart Stores, Inc.,
6.500%, due 08/15/37	900,000	933,957

Washington Mutual Bank,
5.500%, due 01/15/13	1,350,000	1,301,076

6.750%, due 05/20/36	500,000	488,197

WellPoint, Inc.,
5.850%, due 01/15/36	705,000	648,518

Wells Fargo Bank N.A.,
5.950%, due 08/26/36	1,380,000	1,348,604

Weyerhaeuser Co.,
7.375%, due 03/15/32	665,000	667,239

Total US corporate bonds (cost—$74,995,008)		75,552,053

Asset-backed securities—3.18%
Citibank Credit Card Issuance Trust,
Series 07-A3, Class A3,
6.150%, due 06/15/39	390,000	378,011

Conseco Finance Securitizations Corp.,
Series 00-5, Class A5,
7.700%, due 02/01/32	297,090	297,582

CPL Transition Funding LLC,
Series 02-1, Class A5,
6.250%, due 01/15/17	3,000,000	3,131,645

Small Business Administration,
Series 04-P10B, Class 1,
4.754%, due 08/10/14	575,095	561,661

Total asset-backed securities (cost—$4,503,025)		4,368,899

Mortgage & agency debt securities—9.58%
CS First Boston Mortgage Securities Corp.,
Series 03-8, Class 5A1,
6.500%, due 04/25/33	74,183	74,776

Federal Home Loan Bank,
5.375%, due 05/18/16	135,000	138,938

5.500%, due 08/13/14	235,000	244,355

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2007

	Face
	amount	Value

Bonds—(continued)

US bonds—(continued)

Mortgage & agency debt securities—(concluded)
Federal Home Loan Mortgage Corp.,
5.000%, due 01/30/14	$30,000	$30,365

Federal Home Loan Mortgage Corp. Gold Pool,
# E01127, 6.500%, due 02/01/17	159,644	163,749

Federal National Mortgage Association,
4.375%, due 09/13/10	1,380,000	1,377,546

5.250%, due 08/01/12	1,000,000	1,020,409

5.375%, due 06/12/17	1,355,000	1,393,433

5.625%, due 07/15/37	1,500,000	1,577,136

6.070%, due 05/12/16	190,000	191,579

Federal National Mortgage Association Grantor Trust,
Series 02-T19, Class A1,
6.500%, due 07/25/42	359,847	370,854

Federal National Mortgage Association Pools,
# 688066, 5.500%, due 03/01/33	380,784	374,166

# 793666, 5.500%, due 09/01/34	1,818,704	1,785,046

# 802481, 5.500%, due 11/01/34	328,582	322,502

# 596124, 6.000%, due 11/01/28	236,947	239,215

# 253824, 7.000%, due 03/01/31	107,892	112,328

Federal National Mortgage Association, REMIC,
Series 93-106, Class Z,
7.000%, due 06/25/13	44,098	45,706

Government National Mortgage Association Pool,
# 781029, 6.500%, due 05/15/29	79,388	81,418

GSR Mortgage Loan Trust,
Series 06-2F, Class 3A4,
6.000%, due 02/25/36	1,300,000	1,259,326

Residential Funding Mortgage Securitization I, Inc.,
Series 06-S6, Class M2,
6.000%, due 07/25/36	1,288,261	1,141,157

Wells Fargo Mortgage Backed Securities Trust,
Series 03-18, Class A2,
5.250%, due 12/25/33	1,297,245	1,241,464

Total mortgage & agency debt securities (cost—$13,347,568)		13,185,468

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2007

	Face
	amount	Value

Bonds—(continued)

US bonds—(concluded)

Municipal bonds—3.64%
Illinois State Taxable Pension,
5.100%, due 06/01/33	$2,350,000	$2,201,268

New Jersey Economic Development Authority,
Series B, 11.252%, due 02/15/18(3)	5,000,000	2,805,450

Total municipal bonds (cost—$4,485,867)		5,006,718

US government obligations—20.38%
US Treasury Bonds Principal STRIPS, PO,
8.354%, due 11/15/26(3)	16,160,000	6,273,393

US Treasury Bonds,
4.750%, due 02/15/37	7,235,000	7,134,954

6.250%, due 08/15/23	1,120,000	1,286,687

6.250%, due 05/15/30	5,250,000	6,240,937

6.625%, due 02/15/27	1,285,000	1,561,576

US Treasury Notes,
4.500%, due 03/31/09	1,910,000	1,924,772

4.625%, due 11/15/16	1,440,000	1,447,088

4.875%, due 06/30/12	2,110,000	2,169,015

Total US government obligations (cost—$27,613,679)		28,038,422

Total US bonds (cost—$124,945,147)		126,151,560

International bonds—6.41%

International corporate bonds—6.06%

Canada—0.93%
Anadarko Finance Co.,
Series B, 6.750%, due 05/01/11	325,000	339,743

Canadian National Railway Co.,
6.375%, due 11/15/37	625,000	632,506

6.900%, due 07/15/28	285,000	301,622

		1,273,871

Cayman Islands—2.15%
Augusta Funding Ltd. VI,
Series 96A3, 7.375%, due 04/15/13	2,215,595	2,269,600

Transocean, Inc.,
7.500%, due 04/15/31	620,000	686,975

		2,956,575

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2007

	Face
	amount	Value

Bonds—(concluded)

International bonds—(concluded)

International corporate bonds—(concluded)

Luxembourg—0.74%
Telecom Italia Capital SA,
6.375%, due 11/15/33	$1,060,000	$1,022,990

United Kingdom—2.24%
Abbey National PLC,
7.950%, due 10/26/29	750,000	909,915

AstraZeneca PLC,
6.450%, due 09/15/37	745,000	772,465

Royal Bank of Scotland Group PLC,
7.640%, due 09/29/17(1),(4)	700,000	735,994

SABMiller PLC,
6.500%, due 07/01/16(2)	650,000	666,014

		3,084,388

Total international corporate bonds (cost—$8,145,883)		8,337,824

Sovereign/supranational bond—0.35%
Pemex Project Funding Master Trust,
8.000%, due 11/15/11
(cost—$462,370)	440,000	480,700

Total international bonds (cost—$8,608,253)		8,818,524

Total bonds (cost—$133,553,400)		134,970,084

Short-term investments—1.01%

Commercial paper—0.11%
Countrywide Financial Corp.,
62.79%, due 10/09/07(5)
(cost—$148,075)	150,000	147,835

Other—0.90%
UBS Supplementary Trust—
U.S. Cash Management Prime Fund,
5.27%(6),(7) (cost—$1,247,839)	1,247,839	1,247,839

Total short-term investments (cost—$1,395,914)		1,395,674

Total investments—99.10% (cost—$134,949,314)		136,365,758

Cash and other assets, less liabilities—0.90%		1,232,464

Net assets—100.00%		$137,598,222

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2007

(1)	Floating rate security—The interest rate shown is the current rate as of September 30, 2007.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the value of these securities amounted to $1,814,248 or 1.32% of net assets.
(3)	Rate shown reflects annualized yield at September 30, 2007 on zero coupon bond.
(4)	Perpetual bond security. The maturity date reflects the next call date.
(5)	The rate shown is the effective yield at the date of purchase.
(6)	The rate shown reflects the yield at September 30, 2007.
(7)	The table below details the Fund’s investment in a security issued by a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Supplementary Trust.

Income
earned from
		Purchases	Sales		affiliate
		during the	during the		for the
Security	Value	year ended	year ended	Value	year ended
description	09/30/06	09/30/07	09/30/07	09/30/07	09/30/07

UBS Supplementary
Trust—U.S. Cash
Management
Prime Fund	$6,000,402	$28,510,774	$33,263,337	$1,247,839	$139,329

CS	Credit Suisse
GMAC	General Motors Acceptance Corp.
GSR	Goldman Sachs Residential
PO	Principal only security—This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Bonds that can be subdivided into a series of zero-coupon bonds.

See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.

Statement of assets and liabilities—September 30, 2007

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$133,701,475)	$135,117,919

Investments in affiliated issuers, at value (cost—$1,247,839)	1,247,839

Total investments (cost—$134,949,314)	136,365,758

Cash	98,034

Interest receivable	1,688,823

Receivable for investments sold	2,077,056

Other assets	7,239

Total assets	140,236,910

Liabilities:
Payable for investments purchased	2,147,405

Payable for investment advisory fees	353,115

Payable for directors’ fees	9,487

Accrued expenses and other liabilities	128,681

Total liabilities	2,638,688

Net assets:
Capital stock—$0.01 par value; 12,000,000 shares authorized; 8,775,665 shares issued and outstanding	135,120,134

Undistributed net investment income	534,665

Accumulated net realized gain from investment transactions	526,979

Net unrealized appreciation on investments	1,416,444

Net assets	$137,598,222

Net asset value per share	$15.68

See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.

Statement of operations

For the
year ended
September 30, 2007

Investment income:
Interest	$8,131,223

Affiliated interest	139,329

Total investment income	8,270,552

Expenses:
Investment advisory fees	683,917

Professional fees	111,800

Reports and notices to shareholders	100,800

Custody and accounting fees	51,027

Transfer agency fees	43,100

Directors’ fees	31,800

Listing fees	23,701

Franchise taxes	9,855

Insurance expense	6,447

Other expenses	3,200

Total expenses	1,065,647

Net investment income	7,204,905

Realized and unrealized gains (losses) from investment activities:
Net realized gain from investment transactions	1,473,837

Net change in unrealized appreciation (depreciation) of investments	(2,721,889)

Net realized and unrealized loss from investment activities	(1,248,052)

Net increase in net assets resulting from operations	$5,956,853

See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.

Statements of changes in net assets

	For the years ended September 30,

	2007	2006

From operations:
Net investment income	$7,204,905	$7,150,395

Net realized gain (loss) from investment transactions	1,473,837	(831,494)

Net change in unrealized appreciation (depreciation) of investments	(2,721,889)	(1,694,228)

Net increase in net assets resulting from operations	5,956,853	4,624,673

Dividends and distributions to shareholders from:
Net investment income	(7,020,532)	(7,196,045)

Net realized gains	—	(1,237,369)

Total dividends and distributions to shareholders	(7,020,532)	(8,433,414)

Net decrease in net assets	(1,063,679)	(3,808,741)

Net assets:
Beginning of year	138,661,901	142,470,642

End of year (including undistributed net investment income of $534,665 and $317,284, respectively)	$137,598,222	$138,661,901

See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.

Financial highlights

Selected data for a share of capital stock outstanding through each year is presented below:

	For the years ended September 30,

	2007	2006	2005	2004	2003

Net asset value, beginning of year	$15.80	$16.23	$16.48	$16.46	$15.71

Net investment income	0.82	0.81	0.80	0.83	0.83

Net realized and unrealized gains (losses) from investment transactions	(0.14)	(0.28)	(0.12)	(0.01)	0.81

Net increase from investment operations	0.68	0.53	0.68	0.82	1.64

Dividends from net investment income	(0.80)	(0.82)	(0.82)	(0.80)	(0.85)

Distributions from net realized gains	—	(0.14)	(0.11)	—	(0.04)

Total dividends and distributions	(0.80)	(0.96)	(0.93)	(0.80)	(0.89)

Net asset value, end of year	$15.68	$15.80	$16.23	$16.48	$16.46

Market price per share, end of year	$13.86	$14.04	$14.74	$14.84	$14.70

Total market price return(1)	4.31%	2.01%	5.68%	6.54%	3.21%

Total net asset value return(2)	4.40%	3.46%	4.17%	5.13%	10.63%

Ratios/supplemental data:
Net assets, end of year (in millions)	$137.6	$138.7	$142.5	$144.6	$144.5

Expenses to average net assets	0.77%	0.74%	0.74%	0.70%	0.74%

Net investment income to average net assets	5.20%	5.19%	4.81%	5.05%	5.16%

Portfolio turnover	130%	93%	78%	101%	62%

Number of shares outstanding at end of year (in thousands)	8,776	8,776	8,776	8,776	8,776

(1)	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.
(2)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable date. Total investment return does not reflect brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.

Notes to financial statements

Organization and significant accounting policies
Fort Dearborn Income Securities, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”) and the Chicago Stock Exchange (“CHX”). The Fund invests principally in investment grade long-term fixed income debt securities. The Fund’s primary objective is to provide shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on

Fort Dearborn Income Securities, Inc.

Notes to financial statements

significant events that have occurred subsequent to the close of the foreign markets. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment manager of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; and the evaluation of forces which influence the market in which the securities are purchased and sold. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company.

Certain securities in which the Fund invests are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s NAV. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods

Fort Dearborn Income Securities, Inc.

Notes to financial statements

within those fiscal years. As of September 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosure will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of operations for a fiscal period.

Mortgage-backed securities and other investments—The Fund invests in Mortgage-Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. MBS issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher.

The Fund invests in Collateralized Mortgage Obligations (CMOs). A CMO is a bond, which is collateralized by a pool of MBS. The Fund may also invest in REMICs (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. For instance, a Planned Amortization Class (PAC) is a specific class of mortgages, which over its life will generally have the most stable cash flows and the lowest prepayment risk. A Graduated Payment Mortgage (GPM) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due, and therefore, the unpaid interest is added to the principal, thus increasing the borrower’s mortgage balance. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

The Fund invests in Asset-Backed Securities, representing interests in pools of certain types of underlying installment loans or leases or by revolving lines of credit. They often include credit enhancement that help limit investors exposure to the underlying credit. These securities are valued on the basis of timing and certainty of cash flows compared to investments with similar durations.

Fort Dearborn Income Securities, Inc.

Notes to financial statements

Inflation protected securities—Inflation protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. Inflation protected securities include Treasury Inflation Protected Securities (“TIPS”), which are securities issued by the US Treasury. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Securities traded on to-be-announced basis—The Fund may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends from net investment income and distributions of net capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US generally

Fort Dearborn Income Securities, Inc.

Notes to financial statements

accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, particular to a specific industry, country, state or region.

Capital stock
At September 30, 2007, there were 12,000,000 shares of $0.01 par value capital stock authorized, and 8,775,665 shares issued and outstanding. During the year ended September 30, 2007, no new shares were issued as part of the dividend reinvestment plan.

Investment advisory fees and other transactions with affiliates
Under an agreement between the Fund and UBS Global AM, UBS Global AM manages the Fund’s investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive functions for the Fund. In return for these services, the Fund pays UBS Global AM 0.50% per annum of the Fund’s average weekly net assets up to $100,000,000 and 0.40% per annum of average weekly net assets in excess of $100,000,000. At September 30, 2007, the Fund owed UBS Global AM $353,115 in investment advisory fees.

Purchases and sales of securities
Purchases and sales (including maturities) of portfolio securities during the year ended September 30, 2007, were as follows: debt securities, excluding short-term securities and US government debt obligations, $35,091,393 and $36,746,638, respectively; and US government debt obligations, $143,488,117 and $139,372,998, respectively.

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

Fort Dearborn Income Securities, Inc.

Notes to financial statements

The tax character of distributions paid during the years ended September 30, 2007 and 2006 were as follows:

Distributions paid from:	2007	2006

Ordinary income	$7,020,532	$8,239,867

Net long-term capital gains	—	193,547

	$7,020,532	$8,433,414

At September 30, 2007, the components of accumulated earnings on tax basis were as follows:

Undistributed ordinary income	$534,665

Undistributed long-term capital gains	676,347

Net unrealized appreciation of investments	1,267,076

Total accumulated earnings	$2,478,088

For the year ended September 30, 2007, the Fund utilized $130,279 of capital loss carry forwards for federal income tax purposes.

For federal income tax purposes, the tax cost of investments and the components of net unrealized appreciation of investments at September 30, 2007 were as follows:

Tax cost of investments	$135,098,682

Gross unrealized appreciation	2,914,066

Gross unrealized depreciation	(1,646,990)

Net unrealized appreciation	$1,267,076

To reflect reclassifications arising from permanent “book/tax” differences for the year ended September 30, 2007, the Fund’s accumulated undistributed net investment income was increased by $33,008, accumulated net realized gain from investment activities was decreased by $33,009 and capital stock was increased by $1. These differences are primarily due to pay down losses.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns

Fort Dearborn Income Securities, Inc.

Notes to financial statements

to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Based on the Securities Exchange Commission’s announcement on December 22, 2006, the implementation of FIN 48 must be incorporated into accounting practices no later than the last business day of the Fund’s March 31, 2008 semiannual report. Management continues to evaluate the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Fort Dearborn Income Securities, Inc.

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders
of Fort Dearborn Income Securities, Inc.

We have audited the accompanying statement of assets and liabilities of Fort Dearborn Income Securities, Inc., (the “Fund”), including the portfolio of investments, as of September 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fort Dearborn Income Securities, Inc. at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
November 9, 2007

Fort Dearborn Income Securities, Inc.

General information (unaudited)

The Fund
Fort Dearborn Income Securities, Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”) and the Chicago Stock Exchange (“CHX”). The primary objective of the Fund is to provide its shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). As of June 30, 2007, UBS Global AM had approximately $159 billion in assets under management. UBS Global AM is an indirect wholly owned subsidiary of UBS AG and a member of the UBS Global Asset Management division, which had approximately $753.1 billion in assets under management as of June 30, 2007.

Shareholder information
The Fund’s NYSE trading symbol is “FDI.” Comparative net asset value and market price information about the Fund is published weekly in various publications.

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0030. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1-800-647 1568.

Stock repurchase plan
On July 28, 1988, the Board of Directors of the Fund approved a resolution to repurchase up to 700,000 of its common shares. The Fund may repurchase shares, at a price not in excess of market and at a discount from net asset value, if and when such repurchases are deemed appropriate and in the shareholder’s best interest. Any repurchases will be made in compliance with applicable requirements of the federal securities law.

Fort Dearborn Income Securities, Inc.

General information (unaudited)

Proxy voting policies and procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov.)

Dividend reinvestment plan
The Fund has established a dividend reinvestment plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of a participating broker or its nominee, may elect to have all dividends and other distributions automatically reinvested in additional Fund shares. Shareholders who elect to hold their shares in the name of a broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee. More information regarding the Plan is provided below.

The Plan is applicable in each case where the Fund declares a dividend or other distribution payable in cash and simultaneously gives to its shareholders who are participants under the Plan (“Participants”) the option to receive such dividend or other distribution in Fund shares.

Commencing seven trading days prior to the date of payment of such dividend or other distribution, but only if the market price plus brokerage commission at the time of purchase is lower than the net asset value as of the close of business on the eighth trading day prior to such date of payment (“Base Net Asset Value”), the agent (the “Agent”), on behalf of the Participants, will purchase shares in the open market(s) available to it. There can be no assurance that shares will be available in such open market(s) at a cost lower than Base Net Asset Value or in sufficient quantities to permit such purchases by the Agent. These purchases may be made on any securities exchange where such shares are traded, in the over-the-counter market or by negotiated transactions and may be subject to such terms of price, delivery, etc., to which the Agent may agree. If the market price for the shares is greater than the net asset value as of the close of business on the eighth trading day prior to the date of payment, then the Fund will issue shares in payment of the dividend.

Fort Dearborn Income Securities, Inc.

General information (unaudited)

On the date of payment of such dividend or other distribution, the Agent will elect to have the Fund pay the dividend or other distribution in cash to the extent of the cost, including brokerage commissions, of the shares to be purchased by the Agent, and will elect to have the Fund pay the balance, if any, of the dividend or other distribution in shares. Such payments will be made by the Fund to Computershare Trust Company, N.A. (“Computershare”) as administrator of the Plan for the Participants. Computershare, in turn, will immediately settle the open market purchases with the Agent. If shares are distributed in payment of a dividend or distribution because market price exceeded net asset value, a Participant will be required to include in gross income an amount equal to the greater of net asset value or 95% of fair market value (average of the high and low sales price on the date of the distribution) of the shares received by the Participant rather than the amount of such dividend. Distributions of shares will be subject to the right of the Fund to take such actions as may be deemed necessary in order to comply with or conform to the requirements of any applicable law or regulation.

The shares credited to the accounts of Participants at Computershare will be determined on the basis of the amount of dividend or distribution to which each Participant is entitled, whether shares are purchased on the open market or issued by the Fund. Each Participant will be furnished with periodic statements.

A Participant will have the right to vote the full shares credited to the Participant’s account under the Plan on the record date for a vote. Proxies sent to a Participant by Computershare will include the number of full shares held for the Participant under the Plan.

The investment of dividends and distributions under the Plan does not relieve the Participant of any income tax which may be payable on such dividends or distributions. Annually, each participant will be provided with information for tax purposes with respect to the dividends and distributions on the shares held for the account of the Participant. The Fund strongly recommends that all Participants retain each year’s final statement on their Plan participation as a part of their permanent tax record.

Shareholders who wish to elect to participate in the Plan should contact Computershare for further information. A Participant may terminate participation in the Plan at any time by notice in writing to Computershare. All correspondence concerning the Plan should be directed to

Fort Dearborn Income Securities, Inc.

General information (unaudited)

Computershare at Computershare Dividend Reinvestment Services, P.O. Box 43081, Providence, RI 02940-3081. You may also contact Computershare directly at 1-800-446 2617. In order to be effective on the payment date of any dividend or distribution, notice of such termination must be received by Computershare before the record date for the payment of such dividend or distribution. If a notice to discontinue is received by Computershare on or after the record date for a dividend payment, such notice to discontinue may not become effective until such dividend has been reinvested and the shares purchased are credited to the Participant’s account under the Plan. Computershare, in its sole discretion, may either pay such dividend in cash or reinvest it in shares on behalf of the terminating Participant. Computershare may terminate, for whatever reason at any time as it may determine in its sole discretion, an individual’s participation in the Plan upon mailing a notice of termination to the Participant at the Participant’s address as it appears on Computershare’s records.

When an account is terminated, the Participant will receive a certificate for the number of full shares credited to the Participant’s account under the Plan, unless the sale of all or part of such shares is requested. Such sale may, but need not, be made by purchase of the shares for the account of other Participants and any such transaction shall be deemed to have been made at the then current market price less any applicable brokerage commissions and any other costs of sale. The terminating Participant’s fractional share interest in the Plan will be aggregated with the fractional share interests of other terminating Participants and sold. The net proceeds of such sales will be distributed to the Participants in payment for their fractional share interests.

The Fund may terminate or amend the Plan upon thirty (30) days’ notice in writing to each Participant, such termination or amendment to be effective as to all dividends and distributions payable to shareholders of record on any date more than thirty (30) days after mailing of such notice.

There is no direct service charge (other than brokerage commissions) by the Agent to Participants in the Plan. All costs of the Plan, except brokerage commissions, will be paid by the Fund. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

Fort Dearborn Income Securities, Inc.

Board approval of investment advisory agreement (unaudited)

At the meeting of the Board of Directors (the “Board”) of Fort Dearborn Income Securities, Inc. (the “Fund”), held on June 5, 2007 (the “Meeting”), the Board, consisting entirely of Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund or UBS Global Asset Management (Americas) Inc. (the “Advisor”) and its affiliates (together, the “Independent Directors”), considered the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and the Advisor. Prior to the Meeting, the Independent Directors’ counsel had sent to the Advisor a request detailing the information that the Independent Directors wished to receive in connection with their consideration of the continuation of the Advisory Agreement. The Independent Directors met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 25, 2007 and June 4, 2007, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. (“Lipper Reports”), an independent statistical compilation company, providing comparative expense information and comparative performance information for the Fund. The Board also made reference to information and material that had been provided to the Independent Directors throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with their deliberations concerning the continuation of the Advisory Agreement for the Fund, including: (i) the nature, extent and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund’s expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, extent and quality of services—In considering the nature, extent and quality of the services provided by the Advisor to the Fund, the Board reviewed the material presented by the Advisor describing the various services provided to the Fund. The Board noted that in addition to investment management services, the Advisor provides the Fund with operational, legal and compliance support. The Board also considered the scope and depth of the Advisor’s organization and the experience and

Fort Dearborn Income Securities, Inc.

Board approval of investment advisory agreement (unaudited)

expertise of the professionals currently providing investment management and other services to the Fund. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor’s in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Fund and the Advisor’s other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor’s portfolio management process for the Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund’s portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Fund’s investment performance and investment strategies.

The Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements planned with respect to the compliance program. The Board noted the growth of Fund assets across the Fund complex. The Advisor described for the Board the portfolio management and research enhancements that had been undertaken over the previous year as a result of the increase in assets across the complex. After analyzing the services provided by the Advisor to the Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to the Fund were consistent with the operational requirements of the Fund, and met the needs of the Fund’s shareholders.

Performance—In evaluating the performance of the Fund, the Board analyzed the Lipper Reports, which compared the performance of the Fund with other funds in its respective peer universe over various time periods. The Board noted that the Fund’s performance for the one-year, five-year and ten-year periods compared favorably to the Fund’s peers, appearing in the second quintile in its peer group for each of these performance periods. After analyzing the performance for the Fund, the Board determined that the performance of the Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of the Fund and the expectations of the shareholder base.

Fort Dearborn Income Securities, Inc.

Board approval of investment advisory agreement (unaudited)

Fund fees and expenses—When considering the fees and expenses borne by the Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports. In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the management fee rate and total expenses for the Fund were comparable to the funds in its Lipper expense group.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Fund were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under the Fund’s Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and profitability—The Board considered the costs of providing services to the Fund and the profitability of the Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of the Fund to the Advisor and the compensation that was received for providing services to the Fund. The profitability analysis, which provided information for the last two calendar years, included schedules relating to the revenue and expenses attributable to the investment advisory and administration services provided by the Advisor. The Board paid specific attention to the cost allocation methodology used in the profitability analysis noting that the Advisor had, as the Board requested during the annual investment advisory review process last year, engaged a consultant to assist the Advisor in enhancing the methodology used in the profitability analysis. The Board noted that the new methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreement was more closely linked to how management assessed the profitability of the Fund from a business standpoint and concluded that the methodology used was reasonable. In discussing the profitability analysis with the Board, the Advisor, as

Fort Dearborn Income Securities, Inc.

Board approval of investment advisory agreement (unaudited)

requested by the Board, provided the Board with examples demonstrating as to when, and under what circumstances, the methodology utilized in the profitability analysis would show profitability that indicates that economies of scale have been achieved. The Advisor also explained to the Board the reasons for an increase in profitability of the Fund from last calendar year to this calendar year. The Board also considered “fall-out” or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Fund; for example, the ability to attract other clients due to the Advisor’s role as investment advisor to the Fund. Upon closely examining the information provided concerning the Advisor’s profitability, the Board concluded that the level of profits realized by the Advisor with respect to the Fund was reasonable in relation to the nature and quality of the services that were provided.

Economies of scale—The Board also discussed whether economies of scale are realized by the Advisor with respect to the Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that the Fund’s management fee was one of the lowest in its peer group and that the Advisor was not experiencing a significant profit with respect to the Fund. Based on this analysis, the Board concluded that economies of scale and the reflection of such economies of scale in the level of management fees charged were inapplicable to the Fund at the present time due to the current level of fees and the profitability of the Fund.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for the Fund was in the best interests of the Fund and its shareholders.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Board of Directors & Officers information
The Fund is governed by a Board of Directors (the “Board”), which oversees the Fund’s operations. Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board.

The table below shows, for each Director and Officer, his or her name, address and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund, the Director’s or Officer’s principal

Non-interested Directors
Name, address, and age	Position(s) held with Fund	Term of office(1) and length of time served	Principal occupation(s) during past 5 years

Adela Cepeda; 49 A.C. Advisory, Inc. 161 No. Clark Street, Suite 4975 Chicago, Illinois 60601	Director	Since 2000	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).

Frank K. Reilly; 71 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Director	Since 1993	Mr. Reilly is a Professor at the University of Notre Dame (since 1982).

Edward M. Roob; 73 841 Woodbine Lane Northbrook, IL 60002	Director	Since 1993	Mr. Roob is retired (since 1993).

J. Mikesell Thomas; 56 Federal Home Loan Bank of Chicago 111 East Wacker Drive Chicago, Illinois 60601	Director	Since 2002	Mr. Thomas is President and CEO of Federal Home Loan Bank of Chicago (since 2004). Mr. Thomas was an independent financial advisor (2001–2004).

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

occupations during the last five years, the number of funds in the UBS fund complex overseen by the Director or for which a person served as an Officer, and other directorships held by the Director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and is being mailed to shareholders concurrently with this annual report.

Number of portfolios in fund complex overseen by director	Other directorships held by director

Ms. Cepeda is a director or trustee of four investment companies (consisting of 58 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Cepeda is a director of the MGI Funds (7 portfolios) and director of Amalgamated Bank.

Mr. Reilly is a director or trustee of four investment companies (consisting of 58 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Reilly is a director of Discover Bank.

Mr. Roob is a director or trustee of four investment companies (consisting of 58 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Thomas is a director or trustee of four investment companies (consisting of 58 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for Evanston Northwestern Healthcare.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with the Fund	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Joseph Allessie*; 42	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that, Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 41	Vice President, Treasurer and Principal Accounting Officer	Since 2000 (Vice President) and since 2006 (Treasurer and Principal Accounting Officer)	Mr. Disbrow is an executive director (since 2007), (prior to which he was a director) (since 2001) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with the Fund	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Michael J. Flook*; 42	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 49	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is general counsel of UBS Global AM—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM—Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global Asset Management (Americas), Inc. (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with the Fund	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Joanne M. Kilkeary*; 39	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is an associate director (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 36	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with the Fund	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Joseph McGill*; 45	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at J.P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Nancy D. Osborn*; 41	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 41	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with the Fund	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Andrew Shoup*; 51	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and senior member of the global treasury administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with the Fund	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Kai R. Sotorp**; 48	President	Since 2006	Mr. Sotorp is the head of the Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 21 investment companies (consisting of 104 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with the Fund	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Keith A. Weller*; 46	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

(1)	Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

Fort Dearborn Income Securities, Inc.

New York Stock Exchange certifications (unaudited)

Fort Dearborn Income Securities, Inc. (the “Fund”) is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s president and treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund’s 2006 annual meeting of shareholders, it filed a certification with the NYSE on December 12, 2006 stating that its president was unaware of any violation of the NYSE’s Corporate Governance listing standards.

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Directors
Adela Cepeda	Edward M. Roob
Frank K. Reilly	J. Mikesell Thomas

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Investment Advisor
UBS Global Asset Management (Americas) Inc.
One N. Wacker Drive
Chicago, Illinois 60606

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2007 All rights reserved. UBS Global Asset Management (Americas) Inc.

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR : J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended September 30, 2007 and September 30, 2006, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $34,350 and $33,000, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended September 30, 2007 and September 30, 2006, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $2,500 and $2,500, respectively.

Fees included in the audit-related category are those associated with the reading and providing of comments on the 2007 and 2006 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above

(c)	Tax Fees:

In each of the fiscal years ended September 30, 2007 and September 30, 2006, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $4,150 and $4,150, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended September 30, 2007 and September 30, 2006, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the Fund, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the Fund, as well as with the Fund’s investment adviser or any control affiliate of the investment adviser that provides ongoing services to the Fund; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

To pre-approve all non-audit services to be provided to the Fund by the independent auditors when, without such pre-approval, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards.

To pre-approve all non-audit services to be provided by the Fund’s independent auditors to the Fund’s investment adviser or to any entity that controls, is controlled by or is under common control with the Fund’s investment adviser (“adviser affiliate”) and that provides ongoing services to the Fund, when, without such pre-approval by the Committee, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards.

To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

To consider whether the non-audit services provided by the Fund’s independent auditor to the Fund’s investment adviser or any adviser affiliate that provides on-going services to the Fund, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2007 and September 30, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2007 and September 30, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2007 and September 30, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2007 and September 30, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2007 and September 30, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2007 and September 30, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)
According to E&Y, for the fiscal year ended September 30, 2007, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)
For the fiscal years ended September 30, 2007 and September 30, 2006, the aggregate fees billed by E&Y of $6,650 and $14,650, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2007	2006
Covered Services	$6,650	$6,650
Non-Covered Services	–	8,000

(h)
The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Roob, Mr. Reilly, Mr. Thomas and Ms. Cepeda.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

You may obtain information about the Fund’s proxy voting decisions, without charge, online on the Fund’s website (www.ubs.com/ubsglobalam-proxy) or the EDGAR database on the SEC’s website (www.sec.gov).

The proxy voting policy of UBS Global AM is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of the registered public accounting firm.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Thomas Clarkson has primary responsibility for the day-to-day management of the registrant.

Other accounts managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day management of the following other accounts:

Portfolio Manager	Type of Account	Number of Accounts	Total Assets*

Thomas Clarkson	Registered investment Companies	0	0
	Other Pooled Vehicles	0	0
	Other Accounts	5	1,339,139

*Assets are through September 30, 2007. None of the assets in these accounts are subject to an advisory fee based on performance.

Portfolio Manager Biography

Mr. Clarkson is a senior portfolio manager in the Fixed Income Group at UBS Global AM – Americas region (since 1995). Mr. Clarkson is also Head of US Long Duration for UBS Global AM – Americas region (since 2003). Mr. Clarkson is a Portfolio Manager of one investment company (consisting of one portfolio) for which UBS Global AM – Americas region serves as investment advisor.

The portfolio management team’s management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Registrant manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Registrant has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Registrant has adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

The compensation received by the portfolio managers at UBS Global Asset Management, including the Funds’ portfolio managers, includes a base salary and incentive compensation, as detailed below. UBS Global Asset Management’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS Global Asset Management’s clients. Overall compensation can be grouped into three categories:

• Competitive salary, benchmarked to maintain competitive compensation opportunities.
• Annual bonus, tied to individual contributions and investment performance.
• UBS equity awards, promoting company-wide success and employee retention.

Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals’ interests with those of UBS Global Asset Management’s clients. Each portfolio manager’s bonus is based on the performance of each Fund the portfolio manager manages as compared to the Fund’s broadbased index over a three-year rolling period.

UBS AG Equity. Senior investment professionals, including each portfolio manager of the Funds, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years. Broader equity share ownership is encouraged for all employees through “Equity Plus.” This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus and/or salary. Two UBS stock options are given for each share acquired and held for two years. UBS Global Asset Management feels this engages its employees as partners in the firm’s success, and helps to maximize its integrated business strategy.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating, Compensation and Governance Committee. The Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, ½ of 1% or more of the Fund’s outstanding shares and (ii) has been a shareholder of at least ½ of 1% of the Fund’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating, Compensation and Governance Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating, Compensation and Governance Committee, Mr. Frank Reilly, care of the Secretary of the Fund at UBS Global Asset Management Inc., One North Wacker Drive, Chicago, Illinois 60606. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating, Compensation and Governance Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of board members.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99 CODE ETH to the registrant’s Report on Form N-CSR filed November 22, 2004 (Accession Number: 0000950136-04-004099)(SEC File No. 811-02319).

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fort Dearborn Income Securities, Inc.

By:	/s/ Kai R. Sotorp
Kai Sotorp
President

Date: November 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date: November 29, 2007

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer and Principal Accounting Officer

Date: November 29, 2007